UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)

(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

NYSA Trust

NYSA Fund

Annual Report

March 31, 2008

This report is provided for the general information of the shareholders of the NYSA Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

NYSA FUND

MANAGERS COMMENTARY

MARCH 31, 2008

Dear Shareholder,

The past year was a transition year for the Nysa Fund, formerly known as the New York Equity Fund. Effective as of April 10, 2007, Michael M. Samoraj replaced Gregg A. Kidd as the Portfolio Manager of the Fund.  Mr. Kidd, President and a controlling equity owner of the Fund’s investment adviser, had served as Portfolio Manager since the Fund’s inception in 1997.

Effective as of July 29, 2007, the Fund eliminated investment strategy that had previously required the Fund to invest at least 90% of the Fund’s net assets in common stocks, with at least 80% of such assets invested in the securities of issuers who were either headquartered in New York State or have a significant presence in New York State (“New York Securities”). This change, which was approved by the Board of Trustees at its meeting on March 30, 2007, provides the Fund’s portfolio manager with more flexibility in connection with the selection of portfolio securities.

The Fund’s second fiscal quarter, which ended September 30, 2007, was marked by the liquidation of a number of portfolio holdings which had been selected in accordance with the Fund’s previous investment emphasis on New York Securities. In constructing the Fund’s portfolio to take advantage of this greater investment flexibility, the Portfolio Manager allocated approximately two thirds of the fund’s assets to stocks of seasoned large-cap issuers with a track record of positive earnings growth and a rising dividend stream and approximately one third of the fund’s assets to dynamic growth companies with an emphasis on medical device makers, energy service companies and alternative energy companies.  Management of the Fund believes that this combination allows for relative portfolio stability from the larger cap issues while prospecting for above average growth from more dynamic smaller to mid size companies.  This allocation is not an investment policy of the Fund and the Fund is not required to allocate its assets in this manner.

When considering a company, regardless of its size, the strategy and focus remains the same, with an emphasis placed on the company’s ability to grow its earnings on a fairly reliable and consistent basis.  The core holdings of the fund are prime examples of companies who have consistently achieved above average growth for many years.  Throughout the year, the top holdings of the Nysa Fund included Pepsi Co., WM Wrigley’s, Proctor &Gamble, Johnson & Johnson and McDonalds.  Oil service stocks dominated the list of holdings on the more dynamic side of the ledger.  Throughout the year, the Nysa Fund held

NYSA FUND

MANAGERS COMMENTARY(CONTINUED)

MARCH 31, 2008

meaningful positions in shares of Dawson Geophysical, OYO Geospace and Bolt Technology.  Earnings prospects for large integrated oil and gas companies remain strong.  It is anticipated that these companies will continue to make substantial investments in exploration and production, allowing oil and gas service providers to reap substantial benefits from these investments.  The Fund has taken a relatively small position in the alternative energy sector with a focus on wind, solar and fuel cell technology.  The Nysa Fund has over-weighted the medical device sector and will continue to do so into the foreseeable future.  Demographics indicate that more Americans will visit hospitals over the next two decades putting pressure on hospitals and other care facilities to spend more money to keep up with the increased demand for medical services and to find more efficient ways to treat and care for their patients.  This past year the Nysa Fund benefited from its relative over exposure to the medical industry with impressive gains in Respironics Inc., Intuitive Surgical and CR Bard.

Throughout the most recent fiscal year, the Nysa Fund had very little exposure to the troubled financial sector.  Management of the Fund believes that, with continued uncertainty and limited confidence in the various credit and equity markets, it will probably take some time before financial companies work through the lingering issues that remain.  It is anticipated that the Nysa Fund will remain under-weighted in this sector for the foreseeable future.

The Nysa Fund’s only holding in the media and publishing sector did hurt overall performance as highly leveraged Gatehouse Media Inc. felt the sting of reduced advertising spending, especially in real estate listings, due to the soft housing market.

Management believes that the new fiscal year poses many challenges but equally as many opportunities.  Rising energy and food cost will continue to put a crimp on consumer spending.  The upcoming presidential election will add even more uncertainty.  The Federal Reserve has aggressively cut interest rates and added liquidity to the financial system over the past six months to fend off both a potential collapse of credit markets and to help stave off a recession.   Meanwhile, the effects of the deflating housing market and tightening credit conditions will continue to impede economic growth.  As bad as this sounds, there exists opportunity for savvy investors during these uncertain and turbulent times.  During these difficult times, domestic companies that sell products and provide services that are considered “need” based to consumers both here in the US and abroad should be able to maintain profitability.  Companies that provide and help find energy products should not only be able to survive but could even

NYSA FUND

MANAGERS COMMENTARY(CONTINUED)

MARCH 31, 2008

prosper further as worldwide demand continues to outstrip supplies.

For the fiscal year, ending March 31, 2008, the Net Asset Value (NAV) of the Nysa Fund fell by 2.98%.  This compared to a 5.08% decline in the S & P 500 Index and a 9.81% decline in the Morningstar Mid-Core TR Index, allowing the Nysa Fund to finish the year in the top 20% in its category, according to Morningstar Inc.  Positive relative performance is always a good thing and it will remain the goal of management to continue to strive to out-perform these various stock indexes and measurement metrics but positive real returns will remain the over riding goal.

Sincerely,

Michael Samoraj

NYSA FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2008

Comparison of the Change in Value of a $10,000 Investment in the NYSA Fund and the Standard & Poor's 500 Index

NYSA Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2008)
$26,000
$23,500
$21,000
$18,500
$16,000
$13,500
$11,000
$8,500
$6,000
$3,500
Mar-97
Mar-98
Mar-99
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
$22,885
$8,591
New York Equity Fund
S&P 500 Index

                      FUND/INDEX                        1-YEAR        5-YEAR     SINCE INCEPTION

                       NYSA Fund (1)                    (2.98)%           7.33%                 (0.94)%

                       S&P 500 Index (2)                (5.08)%         11.08%                   7.90%

*Initial public offering of shares was May 12, 1997.

(1)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on May 12, 1997, after deducting the maximum sales charge of 4.75%($10,000 investment minus $475 sales charge = $9,525).  Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

(2)  The sales charge schedule which had been in effect since the Fund’s inception on Mary 12, 1997, was eliminated on April 1, 2005. During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge.  A new sales charge schedule was implemented on May 14, 2007.  The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Past performance is not predictive of future performance.

NYSA FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2008 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

NYSA FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

Shares		Value
COMMON STOCK - 95.07%

Aircraft Engines - 4.92%
3,000	United Technologies Corp.	$ 206,460

Bankbooks - 1.83%
4,000	Deluxe Corp.	76,840

Beverages - 8.60%
5,000	Pepsico, Inc.	361,000

Canned Fruit & Vegetable Preserves - 4.82%
4,000	Smucker JM Co.	202,440

Computer Storage - 1.02%
3,000	EMC Corp. *	43,020

Electric Services - 0.54%
750,000	McKenzie Bay International Ltd. *	11,250
5,000	US Geothermal, Inc. *	11,250
		22,500
Electromedical Apparatus - 5.14%
5,000	St. Jude Medical, Inc. *	215,950

Fabricated Metal Products - 2.69%
1,500	Gulf Island Fabrication, Inc.	43,080
2,389	Sun Hydraulics Corp.	69,926
		113,006
Industrial Organic Chemicals - 0.34%
20,000	Global Green Solutions, Inc. *	14,200

Miscellaneous Electrical Machinery - 0.95%
6,000	Fuelcell Energy, Inc. *	39,900

Newspapers, Printing & Publishing - 0.54%
3,900	Gatehouse Media, Inc.	22,776

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

SCHEDULE OF INVESTMENTS(CONTINUED)

MARCH 31, 2008

Shares		Value
Oil & Gas Field Machinery & Equiptment - 5.49%
12,500	Bolt Techology Corp. *	230,375

Oil & Gas Field Exploration Services - 3.22%
2,000	Dawson Geographics Co. *	135,000

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.99%
2,000	Hansen Medical, Inc. *	28,120
300	Intuitive Surgical, Inc. *	97,305
		125,425
Pharmacueitcal Prepartions - 6.18%
4,000	Johnson & Johnson	259,480

Railroad Equiptment - 3.28%
12,000	Protec Rail Products, Inc.	137,520

Retail Eating - 6.67%
500	Chipotle Mexican Grill, Inc. *	56,715
4,000	McDonalds Corp.	223,080
		279,795
Services - Engineering and Accounting - 4.90%
6,000	Paychex, Inc.	205,560

Services-Comercial, Physical & Biological Research - 0.23%
100,000	Power 3 Medical Products, Inc. *	9,500

Services - Computer Integrated Systems - 3.56%
5,000	Quality Systems, Inc.	149,350

Soaps & Detergents - 6.68%
4,000	Procter & Gamble Co.	280,280

Software - 0.47%
220,000	Nibex, Inc. + *	19,800

* Non-income producing securities during the period. + Restricted Security The accompanying notes are an integral part of these financial statements.

NYSA FUND

SCHEDULE OF INVESTMENTS(CONTINUED)

MARCH 31, 2008

Shares		Value
Sugar & Confectionery Products – 7.49%
5,000	Wrigley (WM.) Jr. Co.	314,200

Surgical & Medical Instruments - 12.54%
1,000	3M Co.	79,150
13,000	Accuray, Inc. *	101,530
7,000	Angiodynam, Inc. *	80,920
2,500	Stryker Corp.	162,625
34,000	Transluminal Technologies LLC + *	102,000
		526,225

TOTAL FOR COMMON STOCK (Cost $4,257,398) - 95.07%		3,990,602

CLOSED END MUTUAL FUND - 1.01%
45,000	Universal Capital Management, Inc. *	42,300
TOTAL FOR CLOSED END MUTUAL FUND (Cost $35,400) - 1.01%		42,300

SHORT TERM INVESTMENTS - 4.78%
200,457	Huntington Treasury Money Market IV 1.20% ** (Cost $200,457)	200,457

TOTAL INVESTMENTS (Cost $4,493,256) - 100.86%		4,233,359

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.86)%		(35,927)

NET ASSETS - 100.00%		$ 4,197,432
* Non-income producing securities during the period.
+ Restricted Security
** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2008.
The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008

Assets:
Investments in Securities, at Value (Cost $4,493,256)	$ 4,233,359
Receivables:
Securities Sold	25,860
Dividends and Interest	2,778
Total Assets	4,261,997
Liabilities:
Payables:
Securities Purchased	43,001
Accrued Management Fees	2,051
Other Accrued Expenses	19,513
Total Liabilities	64,565
Net Assets	$ 4,197,432

Net Assets Consist of:
Paid In Capital	$ 9,364,978
Accumulated Undistributed Realized Loss on Investments	(4,907,649)
Unrealized Depreciation in Value of Investments	(259,897)
Net Assets, for 537,014 Shares Outstanding	$ 4,197,432

Net Asset Value and Redemption Price Per Share	$ 7.82

Maximum Offering Price Per Share ($7.82/97.5%)	$ 8.02

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF OPERATIONS

MARCH 31, 2008

Investment Income:
Dividends (net of foreign tax withheld $177)	$ 92,187
Interest	4,595
Total Investment Income	96,782

Expenses:
Advisory Fees (Note 3)	42,513
Transfer Agent Fees	19,742
Compliance Fees	18,001
Legal Fees	13,467
Service Fees (Note 3)	10,360
Audit Fees	12,461
Custodial Fees	6,862
Trustee Fees	5,968
Printing and Mailing Fees	4,046
Miscellaneous Fees	1,820
Insurance Fees	1,368
Blue Sky Fees	363
Total Expenses	136,971
Advisory Fees Waived (Note 3)	(2,520)
Net Expenses	134,451

Net Investment Loss	(37,669)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	430,149
Net Change in Unrealized Depreciation on Investments	(531,359)
Realized and Unrealized Gain (Loss) on Investments	(101,210)

Net Decrease in Net Assets Resulting from Operations	$ (138,879)

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	3/31/2008	3/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$(37,669)	$ (45,678)
Net Realized Gain on Investments	430,149	331,602
Unrealized Depreciation on Investments	(531,359)	729,928)
Net Increase (Decrease) in Net Assets Resulting from Operations	(138,879)	(444,004)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 5)	822,438	(714,978)

Total Increase (Decrease) in Net Assets	683,559	(1,158,982)

Net Assets:
Beginning of Period	3,513,873	4,672,855

End of Period (including undistributed net investment of $0 and $0, respectively)	$ 4,197,432	$ 3,513,873

The accompanying notes are an integral part of these financial statements.

NYSA FUND

FINANCIAL HIGHLIGHTS

	For the Years Ended
	3/31/2008	3/31/2007	3/31/2006	3/31/2005	3/31/2004
Net Asset Value, at Beginning of Period	$ 8.06	$ 8.96	$ 8.05	$ 8.95	$ 5.73
Income From Investment Operations:
Net Investment Income (Loss) *	(0.07)	(0.10)	(0.11)	(0.13)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.17)	(0.80)	1.02	(0.77)	3.30
Total from Investment Operations	(0.24)	(0.90)	0.91	(0.90)	3.22
Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 7.82	$ 8.06	$ 8.96	$ 8.05	$ 8.95

Total Return **	(2.98)%	(10.04)%	11.30%	(10.06)%	56.19%
Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 4,197	$ 3,513	$ 4,673	$ 4,825	$ 6,139
Before Waiver
Ratio of Expenses to Average Net Assets	3.36%	3.16%	3.07%	2.69%	3.04%
After Waiver
Ratio of Expenses to Average Net Assets	3.29%	1.98%	1.98%	1.98%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.92)%	(1.14)%	(1.32)%	(1.42)%	(1.02)%
Portfolio Turnover	286%	64%	122%	97%	123%
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period. ** Assumes reinvestment of dividends.

  The accompanying notes are an integral part of these financial statements.

NYSA FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1.   SIGNIFICANT ACCOUNTING POLICIES

The NYSA Fund (the “Fund”) is a non-diversified series of the NYSA Series Trust (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The Fund seeks to provide long-term capital growth by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

The following is a summary of the Fund's significant accounting policies:

Securities Valuation – Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

NYSA FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

MARCH 31, 2008

Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the fiscal year ended March 31, 2008 the Fund did not pay any distributions to its shareholders.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates.

Federal Income Taxes – It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Reclassifications – In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2008, the Fund recorded permanent book/tax differences of $37,669 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income

NYSA FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

MARCH 31, 2008

and net realized gains on a tax basis, which is considered to be more informative to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $11,924,290 and $11,048,978 respectively, for the year ended March 31, 2008.

Net unrealized depreciation of the Fund’s investments at March 31, 2008 was $259,897 (gross unrealized appreciation of $204,462; gross unrealized depreciation of $464,359).

3.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement -Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.  The Advisor was paid Advisory fees of $42,513 or which the Advisor voluntarily waived $2,520.

Change in Portfolio Manager - Effective as of April 10, 2007, Michael M. Samoraj replaced Gregg A. Kidd as the Portfolio Manager of the Fund.  Mr. Kidd, President and a controlling equity owner of the Advisor, had served as Portfolio Manager of the Fund since its inception in 1997.  Mr. Samoraj is solely and primarily responsible for the day-to-day management of the Fund’s portfolio.  In connection with his duties as Portfolio Manager, Mr. Samoraj is responsible for analyzing which securities are eligible for purchase by the Fund, selecting and making recommendations regarding securities to be purchased, and exploring new channels of distribution for the Fund’s shares.  Mr. Samoraj is an employee of the Adviser and has been employed by Pinnacle Investments, LLC, the Principal Underwriter of the Fund during the past five years. Mr. Samoraj has managed client accounts on a non-discretionary basis for 25 years.  He has no experience managing investment company portfolios.   Mr. Samoraj also serves as Secretary and Chief Compliance Officer of the Fund.

For the year ended March 31, 2008 compliance fees of $18,001 were paid to the Fund’s Chief Compliance Officer, who also serves as secretary of the Fund.

NYSA FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

MARCH 31, 2008

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment adviser.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Advisor, were $55,582 for the year ended March 31, 2008.

Implementation of a Service Fee Plan - Effective August 1, 2007, the Fund has adopted a Service Fee Plan, pursuant to which the Fund will incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse the Underwriter for a portion of its expenses incurred in servicing shareholder accounts.  For the year ended March 31, 2008 $10,360 was paid to the Underwriter, Pinnacle Investments LLC, for reimbursement of expenses in connection with shareholder accounts.

4.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2008, National Financial Services, for the benefit of others, in aggregate owned more than 79% of the Fund.

5.   RESTRICTED SECURITIES

The investment in 220,000 shares of Nibex, Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $.09 per share after considering certain pertinent factors, including the results of operations of Nibex, Inc. since the date of purchase of July 21, 2003 for $200,000 and the sales price of recent private placement in its common stock. No quoted market price exists for Nibex, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

The investment in 34,000 shares of Transluminal Technologies, Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $3 per share after considering certain pertinent factors, including the results of operations of Transluminal Technologies, Inc. since the date of purchase of September 14, 2007 for $34,000 and the sales price of recent private placement in its common stock. No quoted market price exists for Transluminal Technologies, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

NYSA FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

MARCH 31, 2008

6.   TAX MATTERS

As of March 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized depreciation	(415,035)

The following information is computed on a tax basis for each item as of March 31, 2008:

Cost of portfolio investments $ 4,447,936
Gross unrealized appreciation	$ 49,324
Gross unrealized depreciation	(464,359)
Net unrealized depreciation	$ (415,035)

The difference between tax cost and book cost is due to wash sales.

As of March 31, 2008, the Fund has federal income tax capital loss carry forwards of approximately $4,752,512 expiring as follows:

Year	Amount
2010	$1,504,043
2011	1,498,099
2012	1,482,962
2014	$267,408

7.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $9,364,978 as of March 31, 2008.  Transactions in capital for the years ended March 31, 2008 and 2007 were as follows:

	Year Ended March 31, 2008	Year Ended March 31, 2007
Shares sold	190,044	5,113
Shares redeemed	(88,805)	(44,241)
Net increase (decrease) in shares	101,239	(39,128)

NYSA FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

MARCH 31, 2008

	Year Ended March 31, 2008	Year Ended March 31, 2007
Proceeds from sale of shares	$1,537,255	$96,465
Cost of shares redeemed	(714,817)	(811,443)
Net increase (decrease) in capital share transactions	$822,438	$(714,978)

Implementation of a Sales Charge - Effective as of May 14, 2007, shares of the Fund are offered to the public on a continuous basis subject to a front-end sales charge (load) which decreases as a percentage of the public offering price as determined by a breakpoint schedule at successively higher levels of investment. As described in the Prospectus dated August 1, 2006, as supplemented on April 10, 2007 and May 23, 2007, the front-end sales charge is eliminated on purchases of $1 million or more.  From April 1, 2005 through May 11, 2007, shares of the Fund were offered to the public at net asset value.  The maximum sales charge is 2.5%.

8.   NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on April 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances

NYSA FUND

NOTES TO FINANCIAL STATEMENTS(CONTINUED)

MARCH 31, 2008

(unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied.  Management is currently evaluating the application of FAS 157 to the Fund and will provide additional information in relation to FAS 157 on the Fund’s semi-annual financial statements for the period ending September 30, 2008.

NYSA FUND

EXPENSE ILLUSTRATION

MARCH 31, 2008 (UNAUDITED)

Expense Example

As a shareholder of the NYSA Fund, you incur the following costs: management fees, transfer agent fees, custodian fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007 through March 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period*
	10/1/2007	3/31/2008	10/1/2007 to 3/31/2008

Actual	$1,000.00	$918.92	$15.78
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,008.70	$16.52

* Expenses are equal to the Fund's annualized expense ratio of 3.29% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

NYSA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

Nysa Fund

We have audited the accompanying statement of assets and liabilities of Nysa Fund, (the "Fund"), a series of the Nysa Trust, (formerly known as the New York Equity Fund, a series of the New York State Opportunity Funds), including the schedule of investments, as of March 31, 2008 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended March 31, 2004 were audited by other auditors whose report expressed unqualified opinion on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nysa Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
May 29, 2008

NYSA FUND

TRUSTEES AND OFFICERS

MARCH 31, 2008 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Joseph Masella One Unity Plaza at Franklin Square, Syracuse, NY Age: 58	Trustee	Since February 1997	1	Executive Vice President and a Director of Unity Mutual Life Insurance Company
John R. Dobeck 8181 Cranes Watch Circle, Baldwinsville, NY Age: 53	Trustee	Since April 2007	1	President of Stainless and Aluminum Division for Macsteel from April 1988 to present.
Mark E. Wadach 110 Treeland Circle, Syracuse, NY Age: 57	Trustee	Since February 1997	1

Sales Representative/Consultant for Upstate Utilities & Consultants from November 2007 to present. Sales Representative for Morabito Gas & Electric Company from November 2007 to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

NYSA FUND

TRUSTEES AND OFFICERS(CONTINUED)

MARCH 31, 2008 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Gregg A. Kidd [1] 507 Plum St. Syracuse, NY Age: 46	President and Trustee	Since November 1996	1	President of Pinnacle Investments, Inc. and Pinnacle Advisors LLC.
Daniel F. Raite 507 Plum St. Syracuse, NY Age:60	Treasurer	Since November 1996	1	Vice President of Pinnacle Investments, Inc. and CCO for Pinnacle Advisors LLC
Michael Samoraj 507 Plum St. Syracuse, NY Age:49	Chief Compliance Officer, Secretary	Since October 2004 Since April 2003	1	Registered representative and principal for Pinnacle Investments Inc.

1 Gregg A. Kidd is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

NYSA FUND

ADDITIONAL INFORMATION

MARCH 31, 2008 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal - Each year the Board of Trustees (“Board”), including a majority of the Independent Trustees, is required to determine whether to renew the investment advisory agreement pursuant to which Pinnacle Advisors, LLC (“Adviser”) provides investment advisory services to the Fund (“Agreement”).  The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the terms of the Agreement.  In connection with the Board’s consideration of the Agreement on February 29, 2008, the Adviser provided the Board with information relating to the following factors:  (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund; and (iii) the fees and expenses of the Fund.  The Board was aware that there are alternatives to renewing the Agreement.

NYSA FUND

ADDITIONAL INFORMATION(CONTINUED)

MARCH 31, 2008 (UNAUDITED)

In connection with their evaluation of the nature, quality and extent of the Adviser’s services, the Trustees took into account the information provided by the Adviser in the form of various reports delivered and discussions which occurred at meetings held during the preceding year, as well as the many previous years during which the Adviser has provided services to the Fund. The Trustees concluded that the quality and responsiveness of the Advisor’s services were above or comparable to peer group advisers when considering fees charged for a fund with comparable level of assets.  The Trustees also considered the scope and quality of the in-house capabilities of the Advisor and other resources dedicated to performing services for the Fund. The Trustees concluded that the staff and senior management of the Adviser were experienced industry professionals that were performing their functions in a capable manner through a volatile period in the equities market.

In connection with their evaluation of the performance of the Fund, the Trustees considered the fact that a new portfolio manager had been appointed to manage the Fund’s portfolio effective as of April 10, 2007.  In addition, they noted that, as a result of changes in certain investment policies of the Fund, the portfolio manager has considerably more flexibility in managing the Fund’s portfolio. The Trustees acknowledged that the increased flexibility has permitted the portfolio manager to structure a portfolio which reflects an increase in dividends received by the Fund from its portfolio securities.  The Trustees also acknowledged that the Adviser had provided information on investment performance throughout the year at each quarterly Board meeting comparing the performance of the Fund to relevant market indices.

The Trustees also reviewed the fees and expenses of the Fund, including the fees paid to the Adviser under the Agreement. In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees also considered the possible impact on the Fund’s expense ratio as a result of the Adviser’s termination of the voluntary arrangement on March 31, 2007, pursuant to which the Adviser had previously waived all or a portion of its advisory fee and/or reimbursed certain expenses incurred by the Fund in order to maintain expenses as a percentage of assets at a pre-determined level (1.98%).  The Trustees acknowledged the Adviser’s efforts to continue to reduce expenses of the Fund on both an absolute and relative basis as well as the Adviser’s efforts to increase assets of the Fund.

NYSA FUND

ADDITIONAL INFORMATION(CONTINUED)

MARCH 31, 2008 (UNAUDITED)

Based on its review of the information that it received and its evaluations described above, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Adviser are a benefit to the Fund and in the best interest of the Fund’s shareholders and that the amount and structure of the compensation received by the Adviser is reasonable in relation to the services provided.  The Board decided to continue the Agreement for another year.  In arriving at its decision, the Board did not point to any single factor or factors as being more important than others, but considered all factors together.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2008                       $ 10,500

            FY 2007                       $ 10,000

(b)        Audit-Related Fees

                                                Registrant

            FY 2008                       $ 0

            FY 2007                       $ 0

(c)        Tax Fees

            FY 2008                       $ 1,400

            FY 2007                       $ 1,000

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 14, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date June 3, 2008

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date June 3, 2008

* Print the name and title of each signing officer under his or her signature.